EXHIBIT 32.1

FIRST HARTFORD CORPORATION

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of First Hartford Corporation (the “Company”) on Form 10-Q for the period ended July 31, 2018 (the “Report”), I, Neil H. Ellis, Chairman and Chief Executive Officer of the Company and I, Eric J. Harrington, Treasurer and Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.       to my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.       the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Neil H. Ellis
Neil H. Ellis
Chairman of the Board and Chief Executive Officer
Date: September 28, 2018

/s/ Eric J. Harrington
Eric J. Harrington
Treasurer and Chief Financial Officer
Date: September 28, 2018